BlackRock Basic Value Fund, Inc.

(the “Fund”)

Supplement dated October 26, 2012
to the Statement of Additional Information dated October 26, 2012

Effective until October 31, 2012, Kevin Rendino will serve as a portfolio manager of the Fund.

Effective until October 31, 2012, the section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

Kevin Rendino and Carrie King are the Fund’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Rendino is the senior portfolio manager and Ms. King is the associate portfolio manager.

Effective until October 31, 2012, the subsection entitled “Other Funds and Accounts Managed” is revised as set forth below:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Rendino	8	4	1	0	0	0
	$4.07 Billion	$1.95 Billion	$549.9 Million	$0	$0	$0
Carrie King	8	4	1	0	0	0
	$4.07 Billion	$1.95 Billion	$549.9 Million	$0	$0	$0

Effective until October 31, 2012, the sub-section entitled “Portfolio Manager Compensation Overview” is revised as set forth below:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Effective until October 31, 2012, the sub-section entitled “Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is revised as set forth below:

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Rendino and Ms. King have each received long-term incentive awards.

Effective until October 31, 2012, the sub-section entitled “Distribution of Discretionary Incentive Compensation — Other compensation benefits” is revised as set forth below:

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($250,000 for 2012). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mr. Rendino and Ms. King are each eligible to participate in these plans.

Effective until October 31, 2012, the sub-section entitled “Fund Ownership” is revised as set forth below:

Fund Ownership

As of June 30, 2012, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below.

Portfolio Manager	Dollar Range
Kevin Rendino	Over $1,000,000
Carrie King	$100,001 – $500,000

Effective until October 31, 2012, the last two sentences of the first paragraph under the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is revised as set forth below:

It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

SAI-10042-1012SUP